TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio — Investor Class and Premium Class
TDAM U.S. Government Portfolio — Investor Class
TDAM Municipal Portfolio — Investor Class
TDAM California Municipal Money Market Portfolio — Investor Class
TDAM New York Municipal Money Market Portfolio — Investor Class

Supplement dated September 24, 2007 to the Prospectus dated
February 28, 2007, as supplemented and amended to date (“Prospectus”)

The section of the Prospectus entitled “How To Buy and Sell Shares” is amended as follows:

The following replaces the first paragraph under the subsection entitled “Automatic Sweep”:

Automatic Sweep. The Investor Class of each of the Portfolios is available as a sweep option for (i) customers of TD AMERITRADE Institutional; (ii) customers with cash balances in excess of $100,000 in a TD AMERITRADE brokerage account; (iii) customers of TD AMERITRADE that had accounts with the Portfolios (except the Money Market Portfolio) as of January 7, 2004 without regard to Portfolio balance amounts; and (iv) customers of TD AMERITRADE whose assets were transferred into the Investor Class following a redemption from another money market fund on May 14, 2007. In addition, the Investor Class of the Money Market Portfolio remains available as a sweep option for customers of TD AMERITRADE that had accounts with the Portfolios as of January 7, 2004 and had more than $100,000 in Investor Class shares. The continued use of any Portfolio as a sweep vehicle by any customer of TD AMERITRADE is subject to the terms and conditions of your TD AMERITRADE brokerage account agreement, and TD AMERITRADE may change the eligibility criteria for this sweep investment feature or terminate this feature as an option. In addition, sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD AMERITRADE or the Selected Broker, as defined below, through which you purchase shares. Please call 1-800-669-3900 for more details. The Premium Class of the Money Market Portfolio is available for direct purchases only and is not available as a sweep option.

The section of the Prospectus entitled “Portfolio Management” is amended as follows:

The subsection entitled “Distributor” is amended as follows:

SEI Investments Distribution Co. acts as distributor of the Portfolios’ shares.